Exhibit 23



            CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

          As independent public accountants, we hereby consent to the incorporation of our reports included or incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statements,
     File Nos. 33-24182, 33-24183, 33-51899, 33-28995, 33-37454,
     33-39695, 33-56637 and 333-03657.


     Cincinnati, Ohio             /s/Arthur Andersen LLP
     December 13, 1996